Exhibit 32
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Martin M. Koffel, the Chief Executive Officer of URS Corporation (the “Company”), and H. Thomas Hicks, the Chief Financial Officer of the Company, do each hereby certify that, to the best of their knowledge:
1.	The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2006, to which this Certification is attached as Exhibit 32 (the “Periodic Report”), fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2006	/s/ Martin M. Koffel Martin M. Koffel
Chief Executive Officer

Dated: August 9, 2006	/s/ H. Thomas Hicks H. Thomas Hicks
Chief Financial Officer

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